Nuance Mid Cap Value Fund
Schedule of Investments
as of January 31, 2024 (Unaudited)

COMMON STOCKS - 90.1%	Shares	Value
Consumer Staples - 17.2%
Calavo Growers, Inc.	803,404	$20,960,810
Cal-Maine Foods, Inc.	823,685	45,648,623
Clorox Co.	399,418	58,015,465
Diageo PLC - ADR	191,700	27,668,061
Henkel AG & Co. KGaA - ADR	6,380,360	109,167,960
Kimberly-Clark Corp.	1,037,142	125,463,067
McCormick & Co., Inc.	205,723	14,022,080
Mission Produce, Inc.(a)	1,954,593	19,526,384
Pernod Ricard SA - ADR	123,110	4,056,475
Target Corp.	139,303	19,374,261
		443,903,186

Financials - 13.1%
Chubb Ltd.	30,178	7,393,610
Globe Life, Inc.	137,971	16,945,598
Hartford Financial Services Group, Inc.	73,873	6,423,996
Independent Bank Corp.	633,499	35,532,959
Northern Trust Corp.	1,519,395	121,004,618
Reinsurance Group of America, Inc.	535,867	93,181,912
TowneBank	1,132,696	31,840,085
Travelers Companies, Inc.	122,806	25,956,276
		338,279,054

Health Care - 21.4%
Dentsply Sirona, Inc.	5,401,080	187,687,530
Envista Holdings Corp.(a)	1,883,255	44,256,493
Henry Schein, Inc.(a)	878,810	65,770,141
Hologic, Inc.(a)	261,958	19,500,154
Illumina, Inc.(a)	366,207	52,371,263
Qiagen NV	1,708,652	74,599,750
Quest Diagnostics, Inc.	404,847	51,994,500
Waters Corp.(a)	169,274	53,780,043
		549,959,874

Industrials - 16.9%
3M Co.	1,986,450	187,421,557
Graco Inc.	154,215	13,154,540
Knorr-Bremse AG - ADR	3,382,573	52,159,276
Lindsay Corp.	149,081	19,396,929
Mueller Water Products, Inc. - Class A	6,778,925	92,939,061
Northrop Grumman Corp.	43,566	19,463,546
Werner Enterprises, Inc.	1,259,053	49,795,546
		434,330,455

Information Technology - 0.2%
TE Connectivity Ltd.	45,043	6,404,664

Materials - 1.3%
Albemarle Corp.	55,214	6,335,254
AptarGroup, Inc.	168,117	21,835,036
DuPont de Nemours, Inc.	100,996	6,241,553
		34,411,843

Real Estate - 6.5%
Equity Commonwealth	2,413,251	46,117,227
Healthcare Realty Trust, Inc.	5,568,940	89,715,623
Healthpeak Properties, Inc.	1,679,386	31,068,641
		166,901,491

Utilities - 13.5%
American Water Works Co., Inc.	311,525	38,635,331
Avista Corp.	962,298	32,727,755
California Water Service Group	1,152,497	52,173,539
Pennon Group PLC - ADR	3,230,749	57,475,025
Portland General Electric Co.	782,825	32,041,027
SJW Group	644,178	38,354,358
United Utilities Group PLC - ADR	3,547,680	95,787,360
		347,194,395
TOTAL COMMON STOCKS (Cost $2,363,316,247)		2,321,384,962

PREFERRED STOCKS - 5.4%		Value
Consumer Staples - 1.2%
Henkel AG & Co. KGaA	1,671,264	31,921,142

Financials - 4.2%
Charles Schwab Corp., Series D, 5.95%, Perpetual	1,030,968	26,155,658
MetLife, Inc., (Call 03/15/2024 @ $25.00), Series F, 4.75%, Perpetual	1,215,476	26,144,889
MetLife, Inc., Series E, 5.625% (Call 03/15/2024 @ $25.00), Series E, 5.63%, Perpetual	788,423	19,284,827
US Bancorp, Series B, 3.500% (Call 04/15/2024 @ $25.00), Series B, 6.18% (3 mo. Term SOFR + 0.86%), Perpetual(b)	1,669,283	35,255,256
		106,840,630
TOTAL PREFERRED STOCKS (Cost $134,788,564)		138,761,772

SHORT-TERM INVESTMENTS - 3.9%
Money Market Funds - 3.9%	Shares
First American Government Obligations Fund - Class X, 5.25%(c)	99,553,063	99,553,063
TOTAL SHORT-TERM INVESTMENTS (Cost $99,553,063)		99,553,063

TOTAL INVESTMENTS - 99.4% (Cost $2,597,657,874)		$2,559,699,797
Other Assets in Excess of Liabilities - 0.6%		14,493,329
TOTAL NET ASSETS - 100.0%		$2,574,193,126

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
PLC - Public Limited Company
SA - Sociedad Anónima
SOFR - Secured Overnight Financing Rate

(a)	Non-income producing security.
(b)
Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of January 31, 2024.

(c)	The rate shown represents the 7-day effective yield as of January 31, 2024.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023. See the Schedule of Investments for an industry breakout.

Nuance Mid Cap Value Fund

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$2,321,384,962	$–	$–	$2,321,384,962
Preferred Stocks	138,761,772	–	–	138,761,772
Money Market Funds	99,553,063	–	–	99,553,063
Total Investments	$2,559,699,797	$–	$–	$2,559,699,797

Refer to the Schedule of Investments for industry classifications.